Loans	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Loans
Note 11 - Loans

A.	Loans details

Composed as follows:

		Interest rate
	Linkage terms	2021 and 2022	December 31 2022	December 31 2021
		%	€ in thousands
Bank loans	EURIBOR	2-4.5	23,918	147,446
	-	2.58 – 3.03	164,212	-
	Bank of Israel interest rate	4.35-6.35	2,986	-
	Consumer price index in Israel	2.75-4.65	51,165	17,827
			242,281	165,273
Current maturities			12,815	126,180

Long-term loans			229,466	39,093

		Interest rate
	Linkage terms	2021 and 2022	December 31 2022	December 31 2021
		%	€ in thousands
Other long term loans	EURIBOR	5.27	23,247	45,949
	Consumer price index in Israel	3-7	8,335	7,673
			31,582	53,622
Current maturities			10,000	16,401

Other long-term loans			21,582	37,221

Israel - Ellomay PS Loans

1.
The Company’s 83.333% owned Israeli subsidiary promoting the Manara PSP, Ellomay PS, entered into a loan agreement with the owner of the remaining 16.667% of its outstanding shares (“Ampa”). The unpaid balance (principal and interest) of the loan is split into 2 separate loans, an interest-bearing loan at an annual rate of 7% linked to the consumer price index (senior international debt), and a mezzanine loan (an internationally inferior debt) bearing an annual interest rate of 5%. The maturity date of this loan starts from December 31, 2027. As of December 31, 2022, the amount of the loan is €7,538 thousand.

2.
On February 11, 2021, the Manara PSP Project Finance achieved financial closing. The Manara PSP Project Finance facilities are provided by a consortium of Israeli banks and institutional investors, arranged, and led by Mizrahi-Tefahot Bank Ltd. The Manara PSP Project Finance long term facilities were in the aggregate amount of approximately NIS 1.27 billion (approximately €338 million). This aggregate amount represents the real (non-indexed) value of the Long Term Facilities as of the date of Financial Closing. Such amount, as well as the standby facilities, is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”), on a yearly basis during the first 4 years of construction, and thereafter semi-annually until construction end. According to the linkage mechanism set out in the loan agreements, the amount of the Long Term Facilities is linked to the Project Index.

Such linkage is performed once a year in March during the first 4 years of construction, and thereafter semi-annually until construction end. In March 2022 the Long Term Facilities were increased as a result of the rise in the Project Index by approximately NIS 40 million (approximately €10.6 million). A similar increase was carried out in March 2023 in the amount of approximately NIS 63 million (approximately €16.8 million).

The Manara PSP Project Finance facilities includes two Long Term Facilities: (i) a Senior Secured A Tranche at a fixed rate of interest for each drawdown, with base interest rate equal to the yield to maturity of Israeli treasury bonds with like duration of the drawn loan, plus a spread of 3.25% per-annum during the Construction Period of the Project and a spread of 2.40% per-annum from the Actual Completion Date of the Project which proceeds the Commercial Operation Date of the Project. The Senior Secured Tranche is linked to the Israeli Consumer Price Index and is to be repaid over a period of 19.5 years from the Commercial Operation Date; and (ii) a Subordinated Secured B Tranche at a floating rate of interest, with the base interest being the Bank of Israel rate, plus a spread of 4.35% per-annum during the Construction Period and a spread of 3.90% per-annum from the Actual Completion Date. The stated maturity of the Tranche B loan is one year less than the maturity of the Senior Secured Loan with a cash sweep mechanism that shortens its maturity to approximately 12 years from the Commercial Operation Date under the Base Case Financial Model. and the Manara PSP Project Finance also includes standby facilities (Tranche A and Tranche B).

The Manara PSP Project Finance includes customary terms in connection with early prepayment, acceleration of payments upon certain breaches and limitations on distributions. The Manara PSP Project Finance also includes ancillary facilities VAT, Guarantees and Debt Service Reserve facilities in an aggregate amount of approximately NIS 64 million (approximately €17.1 million).

Prior to the first drawdown of funds under the Long Term Facilities, the company requested a waiver in connection with certain conditions precedent required for such drawdown, such that instead of maintaining a projected average debt service cover ratio (“PROJECTED ADSCR”) and LLCR as required in the loan agreements of 1.35:1.00 for the Senior Secured Tranche, the projected ratio was 1.34:1.00. In addition, considering the Subordinated Secured B Tranche, the company requested that instead of maintaining a projected average debt service coverage ratio and LLCR as defined under the loan agreements of 1.23:1.00, the ratio would be 1.24:1.00. The Lenders agreed to the request.

The shareholders of Ellomay PS undertook to provide aggregate equity and shareholder’s loans financing to the project of NIS 353 million (approximately €94.1 million), pro rata to their holdings in the Manara PSP. The commitment of the owners to provide such financing as well as their standby equity commitments are also linked to the Project Index in the same manner and timing as the Long Term Facilities, as described above. Alongside to the rise in the amount of the Long Term Facilities as a result of the rise of the Project Index, additional shareholders’ loans were provided by the shareholders pro rata to their respective holdings in the Project. In March 2022 and March 2023, such additional amounts were approximately NIS 11.5 million (approximately €3.2 million) and approximately NIS 17.5 million (approximately €4.7 million), respectively.

The Manara PSP Project Finance includes mandatory cash sweeps upon certain cover ratio and other events with respect to the Senior Secured Tranche, cash sweep payments in connection with the Subordinated Secured Tranche as mentioned above and other lender protection mechanisms.

In addition, the Manara PSP Project Finance agreement permits the owners of the Manara PSP to drawdown a developers’ fee on the Actual Completion Date (as such term is defined in the Manara PSP Project loan agreements) of the Manara PSP, subject to availability of funding in the Standby Facility at the time and provided the Average ADSCR at the time is not less than a ratio of 1.28.

Ellomay and Ampa provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12.5 million (approximately €3.3 million), pro rata to their holdings in the Manara PSP. This standby equity guarantee is linked monthly to the Israeli CPI and adjusted (if applicable) in the same manner and timing as the Long Term Facilities, as described above.

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 37 million (approximately €9.6 million).

On January 31, 2022, Ellomay PS fulfilled all the conditions precedent for the first drawdown of funds under the Manara PSP Project Finance Facilities and carried out such first drawdown in the amount of approximately NIS 75,000 thousand (approximately €21,000 thousand). The amount was drawn from the Senior Secured Tranche and the Subordinated Secured B Tranche pro-rata. The amount drawn from the Senior Secured Tranche was approximately NIS 69,133 thousand (approximately €19,390 thousand) at an interest rate of 2.75% during the construction period and 1.9% as from the date of commercial operation. The amount drawn from the Subordinated Secured B Tranche was approximately NIS 5,867 (approximately €1,610 thousand) at a floating interest rate based on the Bank of Israel Rate. During 2022, the Bank of Israel Rate which is the base rate for such loan increased several times. On December 31, 2022, the base rate reached 3.25%.

On October 3, 2022, Ellomay PS carried out the second drawdown of funds under the Long Term Facilities in the amount of approximately NIS 66,500 thousand (approximately €18,655 thousand). This amount was drawn from the Senior Secured Tranche and the Subordinated Secured B Tranche pro-rata. The amount drawn from the Senior Secured Tranche was approximately NIS 61,290 thousand (approximately €17,194 thousand) at an interest rate of 3.96% during the construction period and 3.11% as from the date of commercial operation.

The amount drawn from the Subordinated Secured B Tranche was approximately NIS 5,210 (approximately €1,462 thousand). At the time of making the second drawdown under the Subordinated Secured B Tranche, the Bank of Israel rate was 2.00%, reflecting a total interest rate of 6.35%.

Israel - Talmei Yosef Loans

On May 16, 2012, Talmei Yosef entered into a loan agreement with Israeli consortium led by Israel Discount Bank (the “Israeli Consortium”) in connection with the financing of its PV Plant, pursuant to which Talmei Yosef received financing amounting to NIS 80,000 thousand (approximately €16,407 thousand). The loan is linked to the consumer price index and bears an annual interest of 4.65%. The interest on the loan and the principal are repaid semi-annually. The final maturity date of this loan is December 31, 2031. The interest on the loan and the principal are repaid semi-annually.

On December 24, 2014, Talmei Yosef entered into an additional loan agreement with the Israeli Consortium in connection with additional financing in the amount of NIS 25,000 thousand (approximately €5,236 thousand). The loan is linked to the consumer price index and bears an annual interest of 4.52%. The final maturity date of this loan is June 30, 2028. The interest on the loan and the principal are repaid semi-annually.

In connection with these loans, the Talmei Yosef project company provided charges on its rights in the PV Plant, notes, equity, goodwill, on all assets of the PV Plant and on future receivables from the IEC and undertook customary limitations and undertakings, including maintaining the following financial ratios: (i) upon withdrawal of funds on account of the loan framework (based on milestones), maintaining an annual Historic ADSCR (Average Debt Service Coverage Ratio), a Projected ADSCR and a Projected LLCR (loan life coverage ratio) of 1.25:1.00, (ii) upon a distribution of profits from the project company, maintaining a Historic ADSCR, a Projected ADSCR and a Projected LLCR of 1.20:1.00, and (iii) throughout the term of the loan, maintaining an annual ADSCR and a Projected ADSCR of 1.05:1.00 for the following 12 months and maintaining an LLCR of 1.08:1.00. As of December 31, 2022, the financial covenants were met.

The Netherland - Bio Gas - Loans

1.
Groen Goor and Ellomay Luxembourg entered into a senior project finance agreement in 2017 (the “Goor Loan Agreement”), with Coöperatieve Rabobank U.A. (“Rabobank”), that includes the following tranches: (i) two loans with principal amounts of €3,510 thousand (with a fixed interest rate of 3% until the end of 2021 and with a fixed interest rate of 3.45% for the next five years) and €2,090 thousand, (with a fixed interest rate of 2.5% until the end of March 2022 and with a fixed interest rate of 2.65% until the end of March 2023), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Goor Project’s facility to the grid and (ii) an on-call credit facility of €370 thousand with variable interest. The amount of €5,600 thousand was withdrawn in 2017 on account of these loans. In connection with the Goor Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of Groen Goor and IPP, and (iii) all rights/claims of Groen Goor and IPP against third parties existing at the time of the execution of the Loan Agreement, including rights from insurance agreements.

2.
Groen Gas Oude-Tonge and Ellomay Luxembourg entered into a senior project finance agreement (the “Oude Tonge Loan Agreement”), with Rabobank, that includes the following tranches: (i) three loans with principal amounts of €3,150 thousand (with a fixed interest rate of 3.1% the end of June 2022 and with a fixed interest rate of 3.95% for the next three years), €1,540 thousand (with a fixed interest rate of 2.9% until the end of March 2023) and €160 thousand, (with a fixed interest rate of 3.4% until the end of March 2023), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Oude Tonge Project’s facility to the grid and (ii) an on-call credit facility of €100 thousand with variable interest. The amount of €4,850 thousand was withdrawn in 2017 and 2018 on account of these loans.

In connection with the Goor Loan Agreement and the Oude Tonge Loan Agreement Ellomay Luxembourg, the Company’s wholly-owned subsidiary: (i) provided the following undertakings to Rabobank: (a) that Groen Goor and Groen Gas Oude Tonge, as applicable, will not make distributions to its shareholders for a period of two years following the execution of the Loan Agreement, (b) that Groen Goor will not make distributions or repurchase its shares so long as the equity (including owners loans) to total assets ratio of Groen Goor is less than 40%, (c) that in the event the equity (including owners loans) to total assets ratio of Groen Goor and Groen Gas Oude Tonge will be below 40%, its shareholders will invest the equity required in order to increase this ratio to 40%, pro rata to their holdings in Groen Goor and Groen Gas Oude Tonge, as applicable, and up to a maximum of €1.2 million, and (d) that they will provide the equity required for the completion of the Goor Project (ii) provided pledges on their respective rights in connection with the shareholders loans which each provided to Groen Goor and Groen Gas Oude Tonge, which loans shall also be subordinated by Ellomay Luxembourg in the favor of Rabobank. In addition, the Company provided a guarantee to Rabobank for the fulfillment of Ellomay Luxembourg’s undertakings set forth above. As of December 31, 2022, the financial covenants were met.

3.
GG Gelderland entered into a senior project finance agreement (the “Gelderland Loan Agreement”), with Rabobank, that includes the following tranches: (i) four loans with principal amounts of (a) €2,453 thousand (with a fixed interest rate of 3.6% for the first five years), (b) €1,200 thousand (with a fixed interest rate of 4.5% until the beginning of December 2020 and with a fixed interest rate of 3.5% until the beginning of December 2025), (c) €400 thousand (with a fixed interest rate of 3.55% until the end of January 2023 and with a fixed interest rate of 5.95% until the end of the loan period) and (d) €2,847 thousand (with a fixed interest rate of 4.5% until the beginning of December 2020 and with a fixed interest rate of 3.5% until the beginning of December 2025), all for a period of 12 years (144 monthly payments), repayable in equal monthly installments and (ii) an on-call credit facility of €750 thousand with variable interest. An aggregate amount of €6,900 thousand was withdrawn in 2015, 2016 and 2018 on account of these loans. On November 30, 2020, GG Gelderland replaced the loan set forth in (i)(a) above, which as of that date had an outstanding principal amount of €1,890 thousand, with another loan from Rabobank with a fixed interest rate of 3.1% per year, repayable in 56 payments monthly, with a repayment of principal in one payments on August 2025.

In connection with the Gelderland Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of GG Gelderland, and (iii) all rights/claims of GG Gelderland against third parties existing at the time of the execution of the Gelderland Loan Agreement, including rights from insurance agreements. In connection with the Gelderland Loan Agreement, Ellomay Luxembourg, the Company wholly-owned subsidiary, provided the undertaking to Rabobank that Ellomay Luxembourg will not sell the shares of GG Gelderland without the prior written consent of Rabobank.

4.
GG Gelderland, entered into a loan agreement in the end of November 2020, with Ontwikkelingsnaatscgappij Oost-Nederland N.V. (“Oost”), as a benefit created in connection with the Covid-19 pandemic. The loan is with a principal amount of €750 thousand with a fixed interest rate of 3 % per year for 3 years. The interest and the principle will be fully repaid in one single amount after 3 years. According to the agreement with Oost, the loan term may be prolonged up to 5 years.

Spain - Loans

1.
On March 12, 2019, four of the Company’s Spanish subsidiaries (together, hereinafter – the “Subsidiaries”) entered into a €18.4 million project finance Facility Agreement (the “Facility Agreement”). The €18.4 million principal amount is divided into: (i) four term loan facilities, one for each Subsidiary, in the aggregate amount of €17.6 million with terms ending in December 2037, and (ii) a revolving credit facility to attend the debt service if needed, for a maximum amount of euro 0.8 million granted to any of the Subsidiaries.

The loans provided under the Facility Agreement bear an annual interest at the rate of Euribor 6 months plus a margin of 2% (with a zero interest floor) and repaid semi-annually on June 20 and December 20. The principal is repaid on a semi-annual basis based on a pre-determined sculptured repayment schedule.

The Facility Agreement provides for mandatory prepayment upon the occurrence of certain events and includes various customary representations, warranties and covenants, including covenants to maintain a DSCR on an aggregate basis not lower than 1.05:1, and not to make distributions unless, among other things: (i) the DSCR, on an aggregate basis, is equal to or higher than 1.15:1.0, (ii) the first instalment of the Project Finance has been repaid, (iii) no amount under the revolving credit tranche has been withdrawn and not fully repaid and no drawdowns of the revolving credit tranche are expected within the next six months, and (iv) the Subsidiaries’ net debt to regulatory value (as such terms are defined in the Facility Agreement) ratio is equal to or higher than 0.7:1.

The regulatory value of the photovoltaic plants owned by the Subsidiaries is approximately €23.5 million, compared to their aggregate nominal purchase price, which was approximately €14.85 million and their aggregate book value, which was approximately €14.6 million as of September 30, 2018. The Facility Agreements includes a cash-sweep payment mechanism and obligation that applies in the event the Subsidiaries’ net debt to regulatory value ratio is equal to or higher than 0.7:1. As of December 31, 2022, the financial covenants were met.

On March 12, 2019, the Subsidiaries entered into swap agreements with respect to approximately €17.6 million (with a decreasing notional principal amount based on the amortization table) until December 2037, replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 1%, resulting in a fixed annual interest rate of approximately 3%. Such swap transactions qualify for hedge accounting. See Note 21 E regarding the effect of the expected transition away from Libor and Euribor.

The documents ancillary to the Facility Agreements require that security interests be provided in connection with the following: (i) the Subsidiaries’ shares (held by Ellomay Luxembourg(, (ii) pledges over accounts, (iii) pledges over relevant agreements including hedging agreements; and (iv) promissory equipment mortgage.

Talasol - Loans

1.
On April 30, 2019, the Talasol PV Plant reached financial closing in the aggregate amount of approximately €158.5 million (the “Talasol Previous Financing”). The Talasol Previous Financing consisted of several facilities including two term facilities and two revolving debt service facilities, with terms ending on September 30, 2033, with interest rates based on Euribor plus varying margins.

On April 30, 2019, Talasol entered into a swap agreement for an amount equal to at least 95% of the maximum amount of the term facilities and replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 0.9412% representing an average annual interest rate of approximately 3% on the Talasol Previous Financing.

In December 2021, Talasol entered into a New Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol New Facilities Agreement”). Financial closing of the Talasol New Facilities Agreement was achieved in January 2022. The Talasol New Facilities Agreement provides for the provision of two tranches:

(a)	a term loan in the amount of €155 million of which the final maturity date is June 30, 2044, and

(b)	a term loan in the amount of €20 million of which the final maturity date is December 31, 2042.

Principal and interest repayment are made on a semi-annual basis, end of June and end of December.

The weighted average life of the New Talasol Financing is approximately 11.5 years, compared to an original weighted average life of 5.5 years of the Current Talasol Financing. The Talasol New Financing bears a fixed annual interest rate at a weighted average of approximately 3%, compared to a variable interest rate that was fixed at an average of approximately 3% by an interest rate swap contract in the Current Talasol Financing.

The agreements executed in connection with the Talasol New Financing provide for mandatory prepayment upon the occurrence of certain events and various customary representations, warranties, and covenants, including covenants to maintain a Historic and Forecast DSCR equal to at least 1.05x. Moreover, Talasol undertook not to make distributions in the event that: (i) the Historic and Forecast DSCR will be lower than 1.10x until the expiration date of the Talasol PPA and equal to at least 1.25x thereafter and (ii) the Loan Life Cover Ratio will be lower than 1.30x from the expiration date of the Talasol PPA and until maturity.

The Talasol New Financing documents require that security interests be provided in connection with the following: (i) Talasol’s shares (held by the Company’s wholly-owned subsidiary, Ellomay Luxembourg and the other shareholders of Talasol), (ii) pledges over credit rights under certain accounts, (iii) pledges over credit rights under certain Talasol PV Plant’s documents, (iv) pledges over credit rights under the shareholders loans, (v) security assignment of receivables in connection with the Talasol PPA, (vi) promissory equipment mortgage and (vii) mortgage on all solar modules and power inverters comprised in the project.

The uses of the Talasol New Financing amount are as follows: (1) prepayment of the outstanding €121 million amount of the Talasol Previous Financing; (2) deposit of €6.9 million in Talasol’s bank account as a debt service fund; (3) deposit of €10 million in Talasol’s bank account as security for a letter of credit to the Talasol PPA provider (the “Talasol PPA Security Fund”) (4) unwinding of the interest rate SWAP entered into in connection with the Previous Financing in an amount of €3.29 million; (5) transaction costs in an amount of approximately €3 million; and (6) a return of intercompany loan to Talasol’s shareholders in an amount of approximately €30 million.

The Talasol PPA Security Fund will be reduced by 10% every year, up to a minimum amount of €3.5 million, which will be released at the expiration of the Talasol PPA.

2.
On April 30, 2019, following the closing of Talasol PV Plant and sale of 49% holdings of the Talasol Project, Talasol entered into a loan agreement with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (the minority shareholders of Talasol, each of whom owns 24.5% of Talasol). The unpaid balance (principal and interest) of the loan will bear interest of Euribor 6 mount plus 5.27%. The maturity date of this loan is December 31, 2037. As of December 31, 2022, the amount of the loan is €23,247 thousand.

B.	The aggregate annual maturities are as follows:

	December 31	December 31
	2022	2021
	€ in thousands
Second year	13,811	7,402
Third year	15,952	7,849
Fourth year	14,759	7,623
Fifth year	16,026	6,524
Sixth year and thereafter	190,500	46,916

Long-term loans	251,048	76,314
Current maturities	22,815	142,581
	273,863	218,895

C.
In order to minimize the interest-rate risk resulting from liabilities to banks and financing institutions linked to the Euribor, the Company executed swap transactions. For more information, see Note 21.

D.	Movement in liabilities deriving from financing activities

		Liabilities
		Loans and
	Note	borrowings	Debentures	Total
		€ in thousands
Balance as at January 1, 2022		218,895	137,299	356,194
Changes from financing activities
Repayment of debentures	12	-	(19,764)	(19,764)
Receipt of loans	11	215,170	-	215,170
Repayment of loans	11	(153,751)	-	(153,751)
Accrued interest	11	2,488	-	2,488
Linkage	11	2,029	-	2,029
Transaction costs related to borrowings		(3,861)	779	(3,082)
Issuance of capital note to non-controlling interest		(3,958)	-	(3,958)
Total net financing liabilities		277,012	118,314	395,326

Effect of changes in foreign exchange rates		(3,149)	(7,886)	(11,035)
Balance as at December 31, 2022		273,863	110,428	384,291

		Liabilities
		Loans and
	Note	borrowings	Debentures	Total
		€ in thousands
Balance as at January 1, 2021		198,169	82,724	280,893
Changes from financing activities
Proceeds from issue of debentures	12	-	71,398	71,398
Repayment of Debentures	12	-	(30,730)	(30,730)
Receipt of loans	11	32,947	-	32,947
Repayment of loans	11	(27,587)	-	(27,587)
Accrued interest	11	2,598	-	2,598
Transaction costs related to borrowings		9,978	567	10,545
Total net financing liabilities		216,105	123,959	340,064

Effect of changes in foreign exchange rates		2,790	13,340	16,130

Balance as at December 31, 2021		218,895	137,299	356,194